The Prudential Series Fund, Inc.

SP Jennison International Growth Portfolio

Prospectus dated May 1, 2003

Supplement dated April 5, 2004

Effective April 30, 2004 William Blair & Company LLC ("William Blair"), will replace Jennison Associates LLC as subadviser to the SP Jennison International Growth Portfolio. Effective April 30, 2004, the name of the Portfolio will be the SP William Blair International Growth Portfolio.

The following replaces the discussion in the section of the prospectus titled "How the Fund is Managed - Portfolio Managers:"

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Equity Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2003, William Blair managed approximately $17.3 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio's subadviser in May 2004.





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